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                                                                     EXHIBIT 4.2

      See Articles II, VI, and IX of the Amended and Restated Bylaws of Mohawk. (Incorporated herein by reference to Exhibit 3.2 in Mohawk's Annual Report on Form 10-K for the fiscal year ended December 31, 1996.)

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